UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 30, 2023

Oncocyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 Cushing

Irvine, California 92618

(Address of principal executive offices)

(949) 409-7600

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	OCX	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

First Amendment to Stock Purchase Agreement

As previously reported, on December 15, 2022, Oncocyte Corporation, a California corporation (“Oncocyte” or the “Company”), entered into a Stock Purchase Agreement (the “Agreement”) with Dragon Scientific, LLC, a Delaware limited liability company (“Buyer”), and Razor Genomics Inc., a Delaware corporation and wholly-owned subsidiary of Oncocyte (“Razor”). Pursuant to the Agreement, Oncocyte agreed to sell, and Buyer agreed to purchase, 3,188,181 shares of common stock of Razor, which constitutes approximately 70% of the issued and outstanding equity interests of Razor on a fully-diluted basis. Following the closing of the transaction (the “Closing”), Oncocyte will own 1,366,364 shares of common stock of Razor, which will constitute approximately 30% of the issued and outstanding equity interests of Razor on a fully-diluted basis. Pursuant to the terms of the Agreement, the Agreement may be terminated under certain circumstances, including, among other things, if the Closing has not occurred by February 1, 2023 (the “Outside Date”).

On January 30, 2023, the Company, Buyer and Razor entered into a First Amendment to Stock Purchase Agreement whereby the parties agreed to the extend the Outside Date, as set forth in Section 3.1(e) of the Agreement, to February 15, 2023 (“First Amendment”). No other provisions of the Agreement were otherwise amended or waived by the First Amendment, and the Agreement remains in full force and effect.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the First Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	First Amendment to Stock Purchase Agreement, dated December 15, 2022, by and among Dragon Scientific, LLC, Oncocyte Corporation and Razor Genomics Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: February 3, 2023	By:	/s/ Anish John
Anish John
Chief Financial Officer